Exhibit 10.22.d


                 THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT

               THIRD AMENDMENT TO MASTER REPURCHASE AGREEMENT, dated as of November 15, 2004 (this "Amendment"), to that certain Master Repurchase Agreement (the "Original Agreement"), dated as of May 28, 2003, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of August 26, 2003 (the "First Amendment"), as further amended by that certain Second Amendment to Master Repurchase Agreement, dated as of June 1, 2004 (the "Second Amendment"; and together with the First Amendment and the Original Agreement, the "Repurchase Agreement"), by and among Goldman Sachs Mortgage Company, as a buyer and as Administrative Agent ("GSMC"), Commerzbank AG, New York Branch, as a buyer ("Commerzbank"), and Capital Trust, Inc., as seller ("Seller"). Capitalized terms used but not defined herein shall have the meanings set forth in the Repurchase Agreement.

                                     RECITAL
                                     -------

               WHEREAS, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties have agreed to amend the Repurchase Agreement as set forth herein.

               NOW, THEREFORE, IT IS AGREED AS FOLLOWS:

               1. Amendments. The Repurchase Agreement is hereby amended as follows:

               (a) Section 3(e)(2) of Annex I to the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

               "Seller shall have a Fixed Charge Ratio of greater than 1.2:1 and a Debt to Equity Ratio of less than 5:1 for the fiscal quarter most recently ended;"

               (b) Section 14(a)(xi) of Annex I to the Repurchase Agreement is hereby deleted in its entirety and replaced with the following:

               "Seller fails to maintain a Fixed Charge Ratio of greater than 1.2:1 and a Debt to Equity Ratio of less than 5:1 as of the end of any fiscal quarter;"

               2. Continuing Effect. Except as expressly amended by this Amendment, the Repurchase Agreement and the other Transaction Documents remain in full force and effect in accordance with their respective terms, and are hereby in all respects ratified and confirmed.

               3. References to Repurchase Agreement. All references to the Repurchase Agreement in any Transaction Document or in any other document executed or delivered in connection therewith shall, from and after the execution and delivery of this Amendment, be deemed a reference to the Repurchase Agreement as amended hereby, unless the context expressly requires otherwise.

               4. Governing Law. This Amendment shall be governed by and construed and interpreted in accordance with the laws of the State of New York.

               5. Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.

                        [SIGNATURES FOLLOW ON NEXT PAGE]


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


               IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered in their names as of the date first above written.

                                    GOLDMAN SACHS MORTGAGE COMPANY,
                                        as a Buyer

                                    By:  Goldman Sachs Real Estate Funding Corp.


                                         By:  /s/ Mark Buono
                                              --------------
                                              Name: Mark Buono
                                              Title: Vice President


                                    GOLDMAN SACHS MORTGAGE COMPANY,
                                        as Administrative Agent

                                    By:  Goldman Sachs Real Estate Funding Corp.


                                         By:  /s/ Mark Buono
                                              --------------
                                              Name: Mark Buono
                                              Title: Vice President




                                    COMMERZBANK AG, NEW YORK BRANCH,
                                        as a Buyer



                                    By: /s/ Anthony J. Tuffy
                                        --------------------
                                           Name: Anthony J. Tuffy
                                           Title: Senior Vice President



                                    By: /s/ Steve Rosamilia
                                        -------------------
                                           Name:  Steve Rosamilia
                                           Title: Vice President



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


                                    CAPITAL TRUST, INC., as Seller



                                    By:  /s/ Brian H. Oswald
                                        --------------------
                                         Name: Brian H. Oswald
                                         Title: Chief Financial Officer


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